HUNTINGTON VA FUNDS

HUNTINGTON VA GROWTH FUND
HUNTINGTON VA INCOME EQUITY FUND
HUNTINGTON VA ROTATING MARKETS FUND
  (FORMERLY, VA ROTATING INDEX FUND)
HUNTINGTON VA DIVIDEND CAPTURE FUND
HUNTINGTON VA MID CORP AMERICA FUND
HUNTINGTON VA NEW ECONOMY FUND

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SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED
MAY 1, 2003

On page 29, in the Prospectus section entitled, "PURCHASING SHARES," under the sub-section "Notes About Purchases," please delete the first paragraph in its entirety and replace it with the following:

      Participating insurance companies, through their separate accounts, are responsible for placing orders to purchase Shares of the Huntington VA Funds. In order to purchase Shares of a Fund on a particular day, the Trust or its designated agent must receive payment within one (1) business day.


On page 29, in the same section entitled, "PURCHASING SHARES," under the sub-section "Notes About Purchases," please delete the first sentence of the third paragraph in its entirety and replace it with the following:

      If the Trust receives insufficient payment for a purchase, or the Trust does not receive payment within one (1) business day, it may cancel the purchase and the separate account may be liable for any losses to the Funds.

On page 30, in the Prospectus section entitled, "REDEEMING SHARES," under the sub-section "Notes About Redemptions," please delete the first paragraph in its entirety and replace it with the following:

      In order to redeem Shares of a Huntington VA Fund on a particular day, the Trust or its designated agent must receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) that day.

Effective November 1, 2003, the Huntington VA Income Equity Fund is being advised by Craig J. Hardy and Christopher G. Cwiklinski.

Accordingly, on page 31, in the Prospectus section entitled, "MANAGEMENT OF THE TRUST," please delete the sixth paragraph under the sub-section, "Investment Advisor" and replace it with the following:

      Craig J. Hardy serves as Co-Portfolio Manager of the VA Income Equity Fund. Mr. Hardy joined the Advisor in 1998 as a Vice President and is a member of its Investment Policy Committee. Mr. Hardy is a Chartered Financial Analyst. He received his Bachelor's degree in Economics from Princeton University and received his M.B.A. from Case Western Reserve University.

      Christopher G. Cwiklinski serves as Co-Portfolio Manager of the VA Income Equity Fund. Mr. Cwiklinski joined the Advisor in 2001 as a Vice President and Senior Portfolio Manager. In 2001, Mr. Cwiklinski served as a consultant for Segal Advisors and from 1997 to 2001 he served as Vice President of National City Bank. Mr. Cwiklinski is a Chartered Financial Analyst. He received his Bachelor's degree in Business Administration from Bowling Green State University.

Please delete the sub-section entitled, "Mixed Funding and Shared Funding" under the "ADDITIONAL INFORMATION ON PURCHASES, EXCHANGES AND REDEMPTIONS" section, on page 42 of the Statement of Additional Information. In addition, on page 32 of the Prospectus, in the section entitled, "MANAGEMENT OF THE TRUST," please add the following as the last paragraph of the section:

      Mixed Funding and Shared Funding

      Using shares as investments for both variable annuity contracts and variable life insurance policies is called "mixed funding." Using shares as investments for separate accounts of unaffiliated life insurance companies is called "shared funding." The Trust is permitted to engage in mixed funding and shared funding pursuant to an exemption from the SEC, and currently is engaged in shared funding arrangements. The SEC exemption is subject to conditions designed to protect investors in the Funds. Although the Funds do not currently see any disadvantage to contract owners due to differences in redemption rates, tax treatment or other considerations resulting from mixed funding or shared funding, the Trustees closely monitor the operation of mixed funding and shared funding arrangements and will consider appropriate action to avoid material conflicts and take appropriate action in response to any material conflicts which occur. Such action could result in one or more participating insurance companies withdrawing their investment in a Fund.

      The Funds are authorized to pay financial institutions (primarily life insurance companies), a fee at the maximum annual rate of 0.25% of the average daily net assets of Shares for which a financial institution provides shareholder and/or recordkeeping services. Shares are generally owned by a financial institution or its separate accounts that are established for variable annuity contracts or variable life insurance policies.

                                                           December 19, 2003

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29715 (12/03)